UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2007

CHALLENGER POWERBOATS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-30914	88-0394012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Westlink Dr., Washington, MO	63090
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(636) 390-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 13, 2007, our Board of Directors terminated the employment of our Chief Financial Officer, Eric Weible, effective immediately.

On August 13, 2007, our Board of Directors appointed Laurie A. Phillips, our president and CEO, as the interim Chief Financial Officer until a permanent Chief Financial Officer is hired.

Ms. Phillips, a certified public accountant, served as our Chief Financial Officer from May 16, 2005 to June 11, 2007.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words  such  as  "believe,"  "may," "could," "will,"  "intend,"  "expect,"  "anticipate,"  "plan," and similar expressions to identify  forward-looking  statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are  made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Challenger Powerboats, Inc.
(Registrant)

Date August 17, 2007	By:	/s/ Michael Novielli
Michael Novielli
Chairman of the Board of Directors